NATIONS FUNDS TRUST

Supplement dated December 1, 2002
to Prospectuses dated August 1, 2002

                    Effective January 1, 2003, the prospectuses for all Funds of Nations Funds Trust are hereby supplemented as follows:

  Banc of America Capital Management, LLC (BACAP) is replacing Banc of America Advisors, LLC (BA Advisors) as the investment adviser to the Funds. As a result of this transition, BACAP no longer serves as sub-adviser to any Funds and all references to BA Advisors as the investment adviser to the Funds should be replaced throughout the prospectuses, as appropriate, with BACAP. All fees previously paid to BA Advisors for advisory services are paid to BACAP and are unchanged. All disclosures throughout the prospectuses providing background information about BACAP in the context of its role as sub-adviser now should be applied to BACAP's role as primary investment adviser.

  BA Advisors is changing its name to BACAP Distributors, LLC (BACAP Distributors) and is replacing Stephens Inc. (Stephens) as the Funds' distributor. BACAP Distributors is a registered broker/dealer located at One Bank of America Plaza, Charlotte, North Carolina 28255. BACAP Distributors, an affiliate of the Funds, is a wholly-owned subsidiary of Bank of America, N.A., which is owned by Bank of America Corporation. All references to Stephens as distributor throughout the prospectuses should be replaced with BACAP Distributors accordingly.

  BA Advisors and Stephens are no longer co-administrators of the Funds, and BACAP Distributors is the Funds' sole administrator. The fees paid to BACAP Distributors as sole administrator are the aggregate fees previously paid to BA Advisors and Stephens as co-administrators. All references to Stephens and BA Advisors in their roles as co-administrators throughout the prospectuses should be replaced with BACAP Distributors accordingly.